SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                     -----


                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): September 30,
                                     1997

               The Originators listed below under the Sale and Servicing Agreement, dated as of August 31, 1997 relating to The Money Store Residential Trust
               1997-I.

                               TMS Mortgage Inc.
                           The Money Store/D.C. Inc.
                         The Money Store/Kentucky Inc.
                       The Money Store Home Equity Corp.
                        The Money Store/Minnesota Inc.
                     -----------------------------------
            (Exact name of registrant as specified in its charter)

                     *                       333-32775             *
          ___________________________        _________        ____________
         (State or other jurisdiction of    (Commission      (IRS Employer
         incorporation)                      File Number)     ID Number)


                  2840 MORRIS AVENUE, UNION, NEW JERSEY 07083
                  ___________________________________________
          (Address of principal executive offices)     (Zip Code)

           Registrant's Telephone Number, including area code: (908) 686-2000

                                      N/A
                 ___________________________________________
         (Former name or former address, if changed since last report)


* See Schedule A attached hereto.

                                  Schedule A

                                       State of                IRS Employer
Registrant                             Incorporation           ID Number
---------                              -------------           -------------
TMS Mortgage Inc.                      New Jersey              22-3217781
The Money Store/D.C. Inc.              D.C.                    22-2133027
The Money Store/Kentucky Inc.          Kentucky                22-2459832
The Money Store Home Equity Corp.      Kentucky                22-2522232
The Money Store/Minnesota Inc.         Minnesota               22-3003495

Item 5. Other Events
        ------------

               The Originators listed on Schedule A on the previous page (the "Originators"), registered issuances of up to $10,000,000,000 principal amount of TMS Asset Backed Notes and Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-32755) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Originators caused The Money Store Residential Trust 1997-I (the "Trust") to issue $300,000,000 aggregate principal amount of The Money Store Residential Asset-Backed Notes, Series 1997-I (the "Notes") on September 30, 1997 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a detailed description of the Initial Loans transferred to the Trust, a copy of the Sale and Servicing Agreement referred to below, a copy of the Indenture referred to below, a copy of the Trust Agreement referred to below, a copy of the Underwriting Agreement dated as of September 26, 1997 among The Money Store Inc., as representative (the "Representative"), the Originators, the Trust and Lehman Brothers Inc., as representative of the underwriters, and the related Pricing Agreement.

               The Trust was formed, pursuant to a Trust Agreement dated as of August 31, 1997 between the Originators and First Union Trust Company, National Association, as Owner Trustee (the "Trust Agreement"). The Initial Loans were conveyed to the Trust pursuant to a Sale and Servicing Agreement dated as of August 31, 1997 by and among the Originators, the Representative and the Trust (the "Sale and Servicing Agreement").

               The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of August 31, 1997, between the Trust and The Bank of New York, as Indenture Trustee. The Notes consist of the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2 and Class B Notes. As of the Closing Date, the initial principal amount of the (i) Class A-1, 6.420% Notes was $114,676,000,
(ii) Class A-2, 6.480% Notes was $64,708,000, (iii) Class A-3, 6.680% Notes
was $49,602,000, (iv) Class M-1, 7.085% Notes was $29,710,000, (v) Class M-2,
7.535% Notes was $17,391,000 and (vi) Class B, 7.525% Notes was $23,913,000.

               Capitalized terms not defined herein have the meanings assigned in the Sale and Servicing Agreement attached hereto as Exhibit 4.1.

CERTAIN CHARACTERISTICS OF THE POOL

               Set forth below is a description of certain characteristics of the Initial Loans. Certain of the percentage columns may not sum to 100.00% due to rounding.

The Initial Loans have a weighted average credit score of approximately 656.* The Initial Loans have a weighted average CLTV of approximately 112.83%. The Initial Loans have a weighted average Debt to Income Ratio of approximately 36.56%.


                             Number               Current
Current Balance            of Loans               Balance        %

     $0.01-  5,000.00         8,011         $26,040,099.59   10.64
  5,000.01- 10,000.00         3,204         22,856,157.26     9.34
 10,000.01- 15,000.00         1,148         14,282,353.18     5.84
 15,000.01- 20,000.00         1,128         20,074,119.56     8.20
 20,000.01- 25,000.00         1,834         43,264,882.11    17.68
 25,000.01- 30,000.00         1,008         27,975,500.88    11.43
 30,000.01- 35,000.00         1,181         39,700,665.98    16.22
 35,000.01- 40,000.00           367         13,847,119.22     5.66
 40,000.01- 45,000.00           381         16,547,460.38     6.76
 45,000.01- 50,000.00           154          7,395,788.38     3.02
 50,000.01- 55,000.00            87          4,670,970.23     1.91
 55,000.01- 60,000.00            34          1,983,890.66     0.81
 60,000.01- 65,000.00            35          2,230,974.85     0.91
 65,000.01- 70,000.00             7            467,465.30     0.19
 70,000.01- 75,000.00             6            430,835.37     0.18
 80,000.01- 85,000.00             3            243,684.00     0.10
 85,000.01- 90,000.00             3            262,692.71     0.11
 90,000.01- 95,000.00             6            552,883.11     0.23
 95,000.01-100,000.00             1             98,842.44     0.04
100,000.01+                      12          1,798,036.43     0.73

Total:                       18,610       $244,724,421.64   100.00

 Min: 1,005.00   Max: 399,150.00   Avg: 13,150.16

                             Number               Current
Coupon                     of Loans               Balance        %

 8.001- 8.500%                    2           $139,644.27     0.06
 8.501- 9.000                     2             55,432.73     0.02
 9.001- 9.500                     4            542,259.30     0.22
 9.501-10.000                   358          9,181,115.14     3.75
10.001-10.500                   128          3,662,877.11     1.50
10.501-11.000                   142          3,851,939.34     1.57
11.001-11.500                    91          2,536,348.84     1.04
11.501-12.000                   303          6,183,392.12     2.53
12.001-12.500                   287          4,989,467.47     2.04
12.501-13.000                   820         16,079,944.05     6.57
13.001-13.500                   674         14,681,717.57     6.00
13.501-14.000                 3,978         59,902,234.36    24.48
14.001-14.500                 2,023         43,176,197.25    17.64
14.501-15.000                 3,959         43,024,465.47    17.58
15.001+                       5,839         36,717,386.62    15.00

Total:                       18,610       $244,724,421.64   100.00

 Min: 8.250   Max: 18.990   WA: 14.020


                             Number               Current
Stated Remaining Term      of Loans               Balance        %

  1- 60 months                4,621        $15,047,950.25     6.15
 61-120                       6,452         36,586,740.74    14.95
121-180                       3,777         84,911,004.72    34.70
181-240                       2,705         74,080,204.33    30.27
241-300                         991         29,682,813.52    12.13
301-360                          64          4,415,708.08     1.80

Total:                       18,610       $244,724,421.64   100.00

 MIN: 2   Max: 360   WA: 194.48


                             Number               Current
Seasoning                  of Loans               Balance        %

    0 months                  4,197        $73,325,673.27    29.96
 1- 3                         6,530        111,367,872.08    45.51
 4- 6                         2,624         30,930,969.43    12.64
 7- 9                         1,331          9,214,429.38     3.77
10-12                         1,068          7,006,563.71     2.86
13+                           2,860         12,878,913.77     5.26

Total:                       18,610       $244,724,421.64   100.00

 MIN: 0   Max: 157   WA: 3.13

                             Number               Current
Jr. Mtg Ratio              of Loans               Balance        %
          N/A                10,759        $51,152,989.32    20.90
  0.001- 10.000%                805          7,776,169.64     3.18
 10.001- 20.000               2,660         55,585,880.29    22.71
 20.001- 30.000               2,700         74,920,594.43    30.61
 30.001- 40.000               1,233         39,123,125.31    15.99
 40.001- 50.000                 338         11,878,331.63     4.85
 50.001- 60.000                  82          2,932,806.75     1.20
 60.001- 70.000                  17            585,219.45     0.24
 70.001- 80.000                  10            433,681.45     0.18
 80.001- 90.000                   5            300,274.87     0.12
 90.001-100.000                   1             35,348.50     0.01

Total:                       18,610       $244,724,421.64   100.00

 NZMIN: 0   Max: 92   NZWA: 25.36

                             Number               Current
Original Term              of Loans               Balance        %

  1- 60 months                4,372        $14,141,407.33     5.78
 61-120                       6,697         37,429,874.53    15.29
121-180                       3,779         84,928,660.57    34.70
181-240                       2,707         74,125,957.61    30.29
241-300                         991         29,682,813.52    12.13
301-360                          64          4,415,708.08     1.80

Total:                       18,610       $244,724,421.64   100.00

 MIN: 12   Max: 360   WA: 197.61

                             Number               Current
Property Type              of Loans               Balance        %

SF Detached                  18,256       $236,050,656.00    96.46
Condo/PUD/Townhouse             230          5,405,487.11     2.21
2-4 Family                      103          2,496,945.07     1.02
Other                            21            771,333.46     0.32

Total:                       18,610       $244,724,421.64   100.00

                             Number               Current
Product Type               of Loans               Balance        %

FHA Secured                   1,175        $18,273,373.43     7.47
FHA Unsecured                   139            552,799.30     0.23
Home Equity                   3,938        116,984,556.36    47.80
Home Improvement Secured      2,818         63,362,086.81    25.89
Home Improvement Unsecure    10,540         45,551,605.74    18.61

Total:                       18,610       $244,724,421.64   100.00

                             Number               Current
Lien Position              of Loans               Balance        %

1                                80         $5,048,584.28     2.06
2                             7,394        185,489,257.42    75.80
3                               457          8,082,174.90     3.30
N/A                          10,679         46,104,405.04    18.84

Total:                       18,610       $244,724,421.64   100.00


                             Number               Current
Loan Purpose               of Loans               Balance        %

Home Improvement              9,259       $100,128,606.42    40.91
Debt Consolidation            3,776         95,843,293.12    39.16
Rate/Term Refinance           5,229         39,001,090.44    15.94
Cash Out                        303          7,139,343.93     2.92
Purchase                         41          2,427,313.78     0.99
Other                             2            184,773.95     0.08

Total:                       18,610       $244,724,421.64   100.00

                             Number               Current
Occupancy Status           of Loans               Balance        %

Primary Home                 18,406       $243,247,827.64    99.40
Second Home                     185            949,052.10     0.39
Investment                       19            527,541.90     0.22

Total:                       18,610       $244,724,421.64   100.00

                             Number               Current
State                      of Loans               Balance        %

CA                            4,183        $50,986,986.76    20.83
PA                              979         12,503,953.31     5.11
FL                            1,430         12,487,355.63     5.10
IL                              939         11,805,177.11     4.82
WA                              568         10,344,084.55     4.23
NY                              546         10,256,925.49     4.19
GA                              717         10,106,676.37     4.13
NV                              662          8,533,446.45     3.49
OH                              543          8,039,152.28     3.28
AZ                              647          7,448,044.96     3.04
NJ                              457          7,398,764.97     3.02
IN                              326          6,102,877.54     2.49
MD                              388          5,726,411.08     2.34
MO                              425          5,668,900.93     2.32
MI                              385          5,574,257.47     2.28
TN                              354          5,421,352.50     2.22
CO                              411          5,318,012.64     2.17
TX                              691          4,482,600.28     1.83
MN                              252          4,376,505.43     1.79
VA                              251          4,240,195.60     1.73
NC                              353          3,921,670.20     1.60
KS                              216          3,240,130.53     1.32
OK                              208          3,131,336.50     1.28
WI                              146          3,053,032.13     1.25
NM                              276          2,896,818.64     1.18
MS                              234          2,740,213.08     1.12
CT                              110          2,668,139.55     1.09
LA                              207          2,636,888.25     1.08
ME                               86          2,444,463.68     1.00
ID                              148          2,437,173.50     1.00
SC                              185          2,101,801.72     0.86
AR                              325          2,090,627.37     0.85
OR                              191          1,910,370.43     0.78
MA                               66          1,794,964.64     0.73
KY                              111          1,711,065.00     0.70
DE                               63          1,546,333.79     0.63
UT                              117          1,437,402.56     0.59
NE                               73          1,212,435.41     0.50
NH                               42          1,072,997.65     0.44
IA                               82          1,024,518.01     0.42
WV                               66            659,116.25     0.27
RI                               24            575,069.73     0.23
VT                               13            376,494.90     0.15
DC                               25            342,845.88     0.14
MT                               36            333,850.69     0.14
WY                               36            283,192.27     0.12
AK                                6            118,579.05     0.05
SD                                6             91,590.19     0.04
AL                                1             27,600.00     0.01
ND                                2             14,826.69     0.01
HI                                2              7,192.00     0.00

Total:                       18,610       $244,724,421.64   100.00


Mon Delq=                    Number               Current
CutOffDt - Due Date        of Loans               Balance        %

  0                          18,442       $243,217,124.54    99.38
  1                             168          1,507,297.10     0.62

Total:                       18,610       $244,724,421.64   100.00

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(c)      Exhibits
         --------

Exhibit No.

1.1 Underwriting Agreement, dated September 26, 1997, among The Money Store Inc., the Originators, The Money Store Residential Trust 1997-I and Lehman Brothers Inc., as representative of the underwriters.

1.2 Pricing Agreement, dated September 26, 1997, between The Money Store Inc., the Originators, The Money Store Residential Trust 1997-I and Lehman Brothers Inc., as representative of the underwriters.

4.1     Sale and Servicing Agreement, dated as of August 31, 1997, among
        The Money Store Inc., the Originators and The Money Store Residential Trust 1997-I.

4.2 Indenture, dated as of August 31, 1997, between The Money Store Residential Trust 1997-I and The Bank of New York, as Indenture Trustee.

4.3 Trust Agreement, dated as of August 31, 1997, among the Originators and First Union Trust Company National Association, as Owner Trustee.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TMS MORTGAGE INC.
                                        THE MONEY STORE/D.C. INC.
                                        THE MONEY STORE/KENTUCKY INC.
                                        THE MONEY STORE HOME EQUITY CORP.
                                        THE MONEY STORE/MINNESOTA INC.

                                        By:      /S/ MICHAEL BENOFF
                                             -------------------------
                                             Name:   Michael Benoff
                                             Title:  Senior Vice President

Dated:  October 14, 1997

                                 EXHIBIT INDEX

Exhibit           Description of Exhibit
------            ----------------------

1.1 Underwriting Agreement, dated September 26, 1997, among The Money Store Inc., the Originators, The Money Store Residential Trust 1997-I and Lehman Brothers Inc., as representative of the underwriters.

1.2 Pricing Agreement, dated September 26, 1997, between The Money Store Inc., the Originators, The Money Store Residential Trust 1997-I and Lehman Brothers Inc., as representative of the underwriters.

4.1 Sale and Servicing Agreement, dated as of August 31, 1997, among The Money Store Inc., the Originators and The Money Store Residential Trust 1997-I.

4.2 Indenture, dated as of August 31, 1997, between The Money Store Residential Trust 1997-I and The Bank of New York, as Indenture Trustee.

4.3 Trust Agreement, dated as of August 31, 1997, among the Originators and First Union Trust Company
                  National Association, as Owner Trustee.